Exhibit 99.1

Triton International Announces Pricing of $600 Million of Senior Notes

HAMILTON, Bermuda—(BUSINESS WIRE)—January 11, 2022 — Triton International Limited (NYSE:TRTN) (the “Company” or “Triton”) today announced that its subsidiaries, Triton Container International Limited and TAL International Container Corporation, as co-issuers, have priced a public offering of $600 million aggregate principal amount of 3.250% Senior Notes due 2032 (the “Notes”) at an offering price of 99.600% of the principal amount thereof. The Notes will be guaranteed on a senior unsecured basis by the Company.

The offering is expected to close on January 19, 2022, subject to the satisfaction of customary closing conditions. The net proceeds from the offering are expected to be used to repay borrowings under the Company’s revolving credit facility.

Citigroup Global Markets Inc., ING Financial Markets LLC, Wells Fargo Securities, LLC, Fifth Third Securities, Inc., MUFG Securities Americas Inc.and Truist Securities, Inc. are acting as joint book-running managers for the offering.

The offering is being made pursuant to an effective shelf registration statement, previously filed with the Securities and Exchange Commission (the “SEC”). The offering is being made only by means of a prospectus supplement and a related prospectus, copies of which may be obtained on the SEC’s website at www.sec.gov or by contacting:

Citigroup Global Markets Inc.

Attn: Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Tel: 1-800-831-9146

Email: prospectus@citi.com

ING Financial Markets LLC

Attn: DCM Syndicate Desk

1133 Avenue of the Americas

New York, New York 10036

United States of America

Tel: +1-646-424-8972

E-mail: Ricardo.Zemella@ing.com

Wells Fargo Securities, LLC

Attn: WFS Customer Service

608 2nd Avenue South, Suite 1000

Minneapolis, MN 55402

Tel: 1-800-645-3751

Email: wfscustomerservice@wellsfargo.com

Fifth Third Securities, Inc.

38 Fountain Square Plaza

Cincinnati, Ohio 45263

Tel: 1-866-531-5353

MUFG Securities Americas Inc.

1221 Avenue of the Americas, 6th Floor

New York, New York 10020

Tel: 1-877-649-6848

Truist Securities, Inc.

Attn: Prospectus Dept.,

303 Peachtree Street,

Atlanta, GA 30308,

Tel: 1-800-685-4886

Email: TSIdocs@Truist.com

This press release shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Important Cautionary Information Regarding Forward-Looking Statements

Certain statements in this release, other than purely historical information, including statements about the offering and the intended use of proceeds therefrom, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that include the words “expect,” “intend,” “plan,” “seek,” “believe,” “project,” “predict,” “anticipate,” “potential,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Triton’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements.

These factors include, without limitation, economic, business, competitive, market and regulatory conditions and the following: the impact of COVID-19 on our business and financial results; decreases in the demand for leased containers; decreases in market leasing rates for containers; difficulties in re-leasing containers after their initial fixed-term leases; our customers’ decisions to buy rather than lease containers; dependence on a limited number of customers and suppliers for a substantial portion of revenues; customer defaults; decreases in the selling prices of used containers; extensive competition in the container leasing industry; difficulties stemming from the international nature of our business; decreases in demand for international trade; disruption to our operations resulting from the political and economic policies of the United States and other countries, particularly China, including but not limited to the impact of trade wars, duties and tariffs; disruption to our operations from failures of, or attacks on, our information technology systems; disruption to our operations as a result of natural disasters; compliance with laws and regulations related to economic and trade sanctions, security, anti-terrorism, environmental protection and corruption; our ability to obtain sufficient capital to support our growth; restrictions imposed by the terms of our debt agreements; changes in tax laws in Bermuda, the United States and other countries and other risks and uncertainties, including those risk factors set forth in the section entitled “Risk Factors” in our Form 10-K filed with the SEC on February 16, 2021 and our preliminary prospectus supplement and accompanying prospectus related to the public offering filed with the SEC on January 11, 2022.

The foregoing list of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere. Any forward-looking statements made herein are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on Triton or its business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

About Triton International Limited

Triton International Limited is the world’s largest lessor of intermodal freight containers. With a container fleet of 7.1 million twenty-foot equivalent units (“TEU”), Triton’s global operations include acquisition, leasing, re-leasing and subsequent sale of multiple types of intermodal containers and chassis.

View source version on businesswire.com: https://www.businesswire.com/news/home/20220111006104/en/

Andrew Greenberg

Senior Vice President

Business Development & Investor Relations

914-697-2900

Source: Triton International Limited